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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                    September 22, 2003 (September 12, 2003)


                           PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                     0-30417              98-0131394
     (State or other jurisdiction       (Commission File       (IRS Employer
           of incorporation)                Number)          Identification No.)

     5151 SAN FELIPE, SUITE 1600,
           HOUSTON, TEXAS                                           77056
(Address of principal executive offices)                          (Zip Code)


                                 (713) 623-8777
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

On September 19, 2003, Philip Services Corporation ("PSC") issued a press release announcing that it and certain of its subsidiaries have filed voluntary applications for protection under the Companies' Creditors Arrangement Act with the Ontario Superior Court of Justice in Toronto, Canada. A copy of PSC's press release dated September 19, 2003 relating thereto is filed herewith as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

          Not applicable.

      (b) Pro Forma Financial Information.

          Not applicable.

      (c) Exhibits.

          99.1  Press Release dated September 19, 2003
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PHILIP SERVICES CORPORATION

Date:  September 22, 2003                By: /s/ Michael W. Ramirez
                                             --------------------------------
                                             Michael W. Ramirez
                                             Senior Vice President and
                                             Chief Financial Officer
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                                  EXHIBIT INDEX




EXHIBIT NO.          DOCUMENT
-----------          --------
   99.1              Press release dated September 19, 2003.